Washington Real Estate Investment Trust
Third Quarter 2016

Supplemental Operating and Financial Data
Contact:	1775 Eye Street, NW
Tejal R. Engman	Suite 1000
Director of Investor Relations	Washington, DC 20006
E-mail: tengman@washreit.com	(202) 774-3200
(301) 984-9610 fax

Company Background and Highlights
Third Quarter 2016
Washington Real Estate Investment Trust ("Washington REIT") is a self-administered equity real estate investment trust investing in income-producing properties in the greater Washington, DC region. Washington REIT has a diversified portfolio with investments in office, retail, and multifamily properties and land for development.

Third Quarter 2016 Highlights

•	Reported net income attributable to the controlling interests of $79.7 million, or $1.07 per diluted share, compared to $0.6 million, or $0.01 per diluted share, in the third quarter of 2015

•	Reported NAREIT Funds from Operations (FFO) of $33.0 million, or $0.44 per diluted share, compared to $29.9 million, or $0.44 per diluted share in the third quarter of 2015

•	Reported Core FFO of $0.45 per diluted share for the third quarter 2016

•	Achieved same-store Net Operating Income (NOI) growth of 1.9%, with same-store rental growth of 1.5% over third quarter 2015

•	Achieved same-store NOI growth of 3.5% for the retail portfolio, 1.7% for the multifamily portfolio and 1.0% for the office portfolio over third quarter 2015

•	Improved overall portfolio physical occupancy to 93.2%, 250 basis points higher than third quarter 2015 and 210 basis points higher than second quarter 2016

•	Raised the bottom end and thereby tightened our 2016 Core FFO guidance by $0.01 to a range of $1.75 to $1.77 per fully diluted share

•	Completed the second sale transaction of the suburban Maryland office portfolio, comprising approximately 491,000 square feet for aggregate sale proceeds of $128.5 million

•
Issued 904,000 shares at an average price of $33.32 per share through the Company’s At-the-Market (ATM) program, raising gross proceeds of approximately $30.1 million to fund value-add opportunities, including development, in 2017

Of the 288,000 square feet of commercial leases signed, there were 62,000 square feet of new leases and 226,000 square feet of renewal leases. New leases had an average rental rate increase of 12.7% over expiring lease rates and a weighted average lease term of 6.4 years. Commercial tenant improvement costs were $43.36 per square foot and leasing commissions were $15.02 per square foot for new leases. Renewal leases had an average rental rate increase of 15.8% from expiring lease rates and a weighted average lease term of 4.0 years. Commercial tenant improvement costs were $9.92 per square foot and leasing commissions were $4.00 per square foot for renewal leases.

On September 22, 2016, Washington REIT completed the second of two separate transactions for its suburban Maryland office portfolio. The sale of 51 Monroe and One Central Plaza, comprising approximately 491,000 square feet for aggregate sales proceeds of $128.5 million was structured in a reverse-1031 exchange in conjunction with the acquisition of Riverside Apartments.
In July 2016, Washington REIT entered into a seven year $150.0 million unsecured term loan maturing on July 21, 2023 with a deferred draw period of up to six months. The Company expects to draw on the term loan in the fourth quarter this year and the first quarter of 2017 to refinance pre-payable and maturing secured debt. Washington REIT entered into forward swaps from floating interest rates to a 2.86% all-in fixed interest rate for $150.0 million commencing on March 31, 2017.
During the quarter, Washington REIT issued 904,000 shares at an average price of $33.32 per share through the Company’s ATM program, raising gross proceeds of approximately $30.1 million. The proceeds are expected to be used to fund value-add opportunities, including development, in 2017. Subsequent to quarter end, the Company paid down approximately $102.0 million of secured debt, completing the targeted reduction of $266.0 million of secured debt in 2016.
As of September 30, 2016, Washington REIT owned a diversified portfolio of 49 properties, totaling approximately 6 million square feet of commercial space and 4,480 multifamily units, and land held for development. These 49 properties consist of 19 office properties, 16 retail centers and 14 multifamily properties. Washington REIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

Company Background and Highlights
Third Quarter 2016

Net Operating Income Contribution by Sector - Third Quarter 2016

Multifamily
28%
(4,480 units)
Office
49%
(3.7 million sq ft)
Retail
23%
(2.3 million sq ft)
Crate&Barrel

Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements in this earnings release preceded by, followed by or that include the words “believe,” “expect,” “intend,” “anticipate,” “potential,” “project,” “will” and other similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the potential for federal government budget reductions, changes in general and local economic and real estate market conditions, the timing and pricing of lease transactions, the availability and cost of capital, fluctuations in interest rates, tenants' financial conditions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2015 Form 10-K and subsequent Quarterly Reports on Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

Nine Months Ended	Three Months Ended
OPERATING RESULTS	9/30/2016	9/30/2015	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Real estate rental revenue	$236,312	$227,325	$79,770	$79,405	$77,137	$79,102	$78,243
Real estate expenses	(86,073)	(84,546)	(29,164)	(28,175)	(28,734)	(27,688)	(28,109)
150,239	142,779	50,606	51,230	48,403	51,414	50,134
Real estate depreciation and amortization	(82,104)	(80,127)	(30,905)	(25,161)	(26,038)	(28,808)	(29,349)
Income from real estate	68,135	62,652	19,701	26,069	22,365	22,606	20,785
Interest expense	(41,353)	(44,534)	(13,173)	(13,820)	(14,360)	(15,012)	(14,486)
Other income	205	547	83	83	39	162	163
Acquisition costs	(1,178)	(1,937)	—	(1,024)	(154)	(119)	(929)
Casualty gain and real estate impairment (loss), net	676	(5,909)	—	676	—	—	—
Gain on sale of real estate	101,704	31,731	77,592	24,112	—	59,376	—
Loss on extinguishment of debt	—	(119)	—	—	—	—	—
General and administrative	(15,018)	(15,269)	(4,539)	(4,968)	(5,511)	(4,854)	(4,911)
Income tax benefit (expense)	691	(70)	(2)	693	—	(64)	(42)
Net income	113,862	27,092	79,662	31,821	2,379	62,095	580
Less: Net loss from noncontrolling interests	32	515	12	15	5	38	67
Net income attributable to the controlling interests	$113,894	$27,607	$79,674	$31,836	$2,384	$62,133	$647
Per Share Data:
Net income attributable to the controlling interests	$1.59	$0.40	$1.07	$0.44	$0.03	$0.91	$0.01
Fully diluted weighted average shares outstanding	71,520	68,290	74,133	71,912	68,488	68,371	68,305
Percentage of Revenues:
Real estate expenses	36.4%	37.2%	36.6%	35.5%	37.3%	35.0%	35.9%
General and administrative	6.4%	6.7%	5.7%	6.3%	7.1%	6.1%	6.3%
Ratios:
Adjusted EBITDA / Interest expense	3.3	x	2.9	x	3.5	x	3.4	x	3.0	x	3.1	x	3.2	x
Net income attributable to the controlling interests / Real estate rental revenue	48.2%	12.1%	99.9%	40.1%	3.1%	78.5%	0.8%

Consolidated Balance Sheets (In thousands) (Unaudited)

	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Assets
Land	$573,315	$573,315	$561,256	$561,256	$572,880
Income producing property	2,092,201	2,072,166	2,095,306	2,076,541	2,074,425
	2,665,516	2,645,481	2,656,562	2,637,797	2,647,305
Accumulated depreciation and amortization	(634,945)	(613,194)	(714,689)	(692,608)	(677,480)
Net income producing property	2,030,571	2,032,287	1,941,873	1,945,189	1,969,825
Development in progress, including land held for development	37,463	35,760	27,313	36,094	35,256
Total real estate held for investment, net	2,068,034	2,068,047	1,969,186	1,981,283	2,005,081
Investment in real estate held for sale, net	—	41,704	—	—	5,010
Cash and cash equivalents	8,588	22,379	23,575	23,825	21,012
Restricted cash	10,091	11,054	9,889	13,383	12,544
Rents and other receivables, net of allowance for doubtful accounts	62,989	58,970	63,863	62,890	62,306
Prepaid expenses and other assets	100,788	99,150	118,790	109,787	117,167
Other assets related to properties sold or held for sale	—	5,147	—	—	278
Total assets	$2,250,490	$2,306,451	$2,185,303	$2,191,168	$2,223,398
Liabilities
Notes payable	$744,063	$743,769	$743,475	$743,181	$742,971
Mortgage notes payable	251,232	252,044	333,853	418,052	418,400
Lines of credit	125,000	269,000	215,000	105,000	195,000
Accounts payable and other liabilities	54,629	52,722	56,348	45,367	54,131
Dividend payable	—	—	—	20,434	—
Advance rents	10,473	10,178	11,589	12,744	10,766
Tenant security deposits	8,634	8,290	9,604	9,378	9,225
Liabilities related to properties sold or held for sale	—	2,338	—	—	329
Total liabilities	1,194,031	1,338,341	1,369,869	1,354,156	1,430,822
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—	—	—	—	—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	745	737	683	682	682
Additional paid-in capital	1,368,438	1,338,101	1,193,750	1,193,298	1,192,202
Distributions in excess of net income	(309,042)	(366,352)	(376,041)	(357,781)	(399,421)
Accumulated other comprehensive loss	(4,870)	(5,609)	(4,225)	(550)	(2,288)
Total shareholders' equity	1,055,271	966,877	814,167	835,649	791,175
Noncontrolling interests in subsidiaries	1,188	1,233	1,267	1,363	1,401
Total equity	1,056,459	968,110	815,434	837,012	792,576
Total liabilities and equity	$2,250,490	$2,306,451	$2,185,303	$2,191,168	$2,223,398

Funds from Operations (In thousands, except per share data) (Unaudited)

	Nine Months Ended		Three Months Ended
	9/30/2016	9/30/2015	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Funds from operations(1)
Net income	$113,862	$27,092	$79,662	$31,821	$2,379	$62,095	$580
Real estate depreciation and amortization	82,104	80,127	30,905	25,161	26,038	28,808	29,349
Gain on sale of depreciable real estate	(101,704)	(30,277)	(77,592)	(24,112)	—	(59,376)	—
NAREIT funds from operations (FFO)	94,262	76,942	32,975	32,870	28,417	31,527	29,929
Loss on extinguishment of debt	—	119	—	—	—	—	—
Casualty (gain) and real estate impairment loss, net	(676)	5,909	—	(676)	—	—	—
(Gain) loss on sale of non depreciable real estate	—	(1,404)	—	—	—	—	50
Severance expense	828	1,001	242	126	460	—	—
Relocation expense	16	90	16	—	—	—	—
Acquisition and structuring expenses	1,403	2,532	37	1,107	259	189	1,034
Core FFO (1)	$95,833	$85,189	$33,270	$33,427	$29,136	$31,716	$31,013

Allocation to participating securities(2)	(329)	(184)	(200)	(99)	(90)	(180)	(47)

NAREIT FFO per share - basic	$1.32	$1.13	$0.44	$0.46	$0.41	$0.46	$0.44
NAREIT FFO per share - fully diluted	$1.31	$1.12	$0.44	$0.46	$0.41	$0.46	$0.44
Core FFO per share - fully diluted	$1.34	$1.24	$0.45	$0.46	$0.42	$0.46	$0.45

Common dividend per share	$0.90	$0.90	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	71,348	68,168	73,994	71,719	68,301	68,204	68,186
Average shares - fully diluted (for FFO and FAD)	71,520	68,290	74,133	71,912	68,488	68,371	68,305
(1) See "Supplemental Definitions" on page 27 of this supplemental for the definitions of FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Nine Months Ended		Three Months Ended
	9/30/2016	9/30/2015	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Funds available for distribution(1)
NAREIT FFO	$94,262	$76,942	$32,975	$32,870	$28,417	$31,527	$29,929
Non-cash loss on extinguishment of debt	—	119	—	—	—	—	—
Tenant improvements and incentives	(14,071)	(12,378)	(4,889)	(7,639)	(1,543)	(6,792)	(5,231)
Leasing commissions	(5,616)	(4,469)	(1,251)	(3,350)	(1,015)	(2,426)	(1,714)
Recurring capital improvements	(3,291)	(2,752)	(1,146)	(1,237)	(908)	(3,296)	(1,326)
Straight-line rent, net	(2,245)	(811)	(682)	(880)	(683)	(533)	(680)
Non-cash fair value interest expense	132	109	46	44	42	41	38
Non-real estate depreciation and amortization	2,672	2,999	846	876	950	980	938
Amortization of lease intangibles, net	2,694	2,651	898	853	943	925	913
Amortization and expensing of restricted share and unit compensation	2,661	3,884	292	850	1,519	1,123	863
Funds available for distribution (FAD)	77,198	66,294	27,089	22,387	27,722	21,549	23,730
(Loss) gain on sale of non depreciable real estate	—	(1,404)	—	—	—	—	50
Non-share-based severance expense	407	196	242	126	39	—	—
Relocation expense	16	107	16	—	—	—	—
Acquisition and structuring expenses	1,403	2,532	37	1,107	259	189	1,034
Casualty (gain) and real estate impairment loss, net	(676)	5,909	—	(676)	—	—	—
Core FAD (1)	$78,348	$73,634	$27,384	$22,944	$28,020	$21,738	$24,814

(1) See "Supplemental Definitions" on page 29 of this supplemental for the definitions of FAD and Core FAD.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Nine Months Ended		Three Months Ended
	9/30/2016	9/30/2015	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Adjusted EBITDA (1)
Net income	$113,862	$27,092	$79,662	$31,821	$2,379	$62,095	$580
Add:
Interest expense	41,353	44,534	13,173	13,820	14,360	15,012	14,486
Real estate depreciation and amortization	82,104	80,127	30,905	25,161	26,038	28,808	29,349
Income tax (benefit) expense	(691)	70	2	(693)	—	65	42
Casualty (gain) and real estate impairment loss, net	(676)	5,909	—	(676)	—	—	—
Non-real estate depreciation	405	449	101	152	152	149	168
Severance expense	828	1,001	242	126	460	—	—
Relocation expense	16	90	16	—	—	—	—
Acquisition and structuring expenses	1,403	2,532	37	1,107	259	189	1,034
Less:
Net (gain) loss on sale of real estate	(101,704)	(31,681)	(77,592)	(24,112)	—	(59,376)	50
Loss on extinguishment of debt	—	119	—	—	—	—	—
Adjusted EBITDA	$136,900	$130,242	$46,546	$46,706	$43,648	$46,942	$45,709

(1) Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, real estate impairment, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses, gain from non-disposal activities and allocations to noncontrolling interests. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, and the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis ($'s in thousands)

	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Balances Outstanding

Secured
Conventional fixed rate	$251,232	$252,044	$333,853	$418,052	$418,400
Unsecured
Fixed rate bonds	594,905	594,658	594,411	594,164	594,002
Term loans	149,158	149,111	149,064	149,017	148,969
Credit facility	125,000	269,000	215,000	105,000	195,000
Unsecured total	869,063	1,012,769	958,475	848,181	937,971
Total	$1,120,295	$1,264,813	$1,292,328	$1,266,233	$1,356,371

Weighted Average Interest Rates

Secured
Conventional fixed rate	5.3%	5.3%	5.4%	5.2%	5.2%
Unsecured
Fixed rate bonds	4.7%	4.7%	4.7%	4.7%	4.7%
Term loans (1)	2.7%	2.7%	2.7%	2.7%	2.7%
Credit facility	1.5%	1.4%	1.4%	1.4%	1.2%
Unsecured total	3.9%	3.6%	3.7%	4.0%	3.7%
Weighted Average	4.2%	3.9%	4.1%	4.4%	4.2%

(1) Washington REIT entered into an interest rate swap to swap from a LIBOR plus 110 basis points floating interest rate to a 2.72% all-in fixed interest rate commencing October 15, 2015.

Note: The current debt balances outstanding are shown net of discounts, premiums and unamortized debt costs (see page 10 of this Supplemental).

Long Term Debt Maturities (in thousands, except average interest rates)
, except per share data)

	Future Maturities of Debt
Year	Secured Debt		Unsecured Debt		Credit Facilities		Total Debt	Avg Interest Rate
2016	$101,865	(1)	$—		$—		$101,865	7.3%
2017	49,038		—		—		49,038	3.2%
2018	—		—		—		—
2019	31,280		—		125,000	(2)	156,280	2.3%
2020	—		250,000		—		250,000	5.1%
2021	—		150,000	(3)	—		150,000	2.7%
2022	44,517		300,000		—		344,517	4.0%
2023	—		—		—		—
2024	—		—		—		—
2025	—		—		—		—
2026	—		—		—		—
Thereafter	—		50,000		—		50,000	7.4%
Scheduled principal payments	$226,700		$750,000		$125,000		$1,101,700	4.2%
Scheduled amortization payments	20,649		—		—		20,649	4.8%
Net discounts/premiums	4,307		(2,069)		—		2,238
Loan costs, net of amortization	(424)		(3,868)		—		(4,292)
Total maturities	$251,232		$744,063		$125,000		$1,120,295	4.2%
Weighted average maturity =4.4 years

(1) The maturity date of the $101.9 million mortgage note secured by 2445 M Street was January 6, 2017, but could be prepaid, without penalty, beginning on October 6, 2016. We prepaid the mortgage on October 6, 2016, after providing notice to the lender of our intention to prepay in September 2016. Therefore, this mortgage note is shown as a 2016 maturity in the above chart.
(2) Maturity date for credit facility may be extended for up to two additional 6-month periods at Washington REIT's option.
(3) Washington REIT entered into an interest rate swap to swap from a LIBOR plus 110 basis points floating interest rate to a 2.72% all-in fixed interest rate commencing October 15, 2015.

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit and Term Loans
	Quarter Ended September 30, 2016	Covenant	Quarter Ended September 30, 2016	Covenant
% of Total Indebtedness to Total Assets(1)	39.9%	≤ 65.0%	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.6	≥ 1.5	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	8.9%	≤ 40.0%	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.8	≥ 1.5	N/A	N/A
% of Net Consolidated Total Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	35.7%	≤ 60.0%
Ratio of Consolidated Adjusted EBITDA(4) to Consolidated Fixed Charges(5)	N/A	N/A	3.39	≥ 1.50
% of Consolidated Secured Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	8.1%	≤ 40.0%
% of Consolidated Unsecured Indebtedness to Unencumbered Pool Value(6)	N/A	N/A	32.1%	≤ 60.0%
Ratio of Unencumbered Adjusted Net Operating Income to Consolidated Unsecured Interest Expense	N/A	N/A	4.49	≥ 1.75

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Consolidated Total Asset Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from the most recently ended quarter for each asset class, excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this amount, we add the purchase price of acquisitions during the past 6 quarters plus values for development, major redevelopment and low occupancy properties.

(4) Consolidated Adjusted EBITDA is defined as earnings before noncontrolling interests, depreciation, amortization, interest expense, income tax expense, acquisition costs, extraordinary, unusual or nonrecurring transactions including sale of assets, impairment, gains and losses on extinguishment of debt and other non-cash charges.

(5) Consolidated Fixed Charges consist of interest expense excluding capitalized interest and amortization of deferred financing costs, principal payments and preferred dividends, if any.
(6) Unencumbered Pool Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from unencumbered properties from the most recently ended quarter for each asset class excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this we add the purchase price of unencumbered acquisitions during the past 6 quarters and values for unencumbered development, major redevelopment and low occupancy properties.

Capital Analysis (In thousands, except per share amounts)

			Three Months Ended
			9/30/2016		6/30/2016		3/31/2016		12/31/2015		9/30/2015
Market Data

Shares Outstanding			$74,579		$73,651		$68,326		$68,191		$68,180
Market Price per Share			31.12		31.46		29.21		27.06		24.93
Equity Market Capitalization			$2,320,898		$2,317,060		$1,995,802		$1,845,248		$1,699,727

Total Debt			$1,120,295		$1,264,813		$1,292,328		$1,266,233		$1,356,371
Total Market Capitalization			$3,441,193		$3,581,873		$3,288,130		$3,111,481		$3,056,098

Total Debt to Market Capitalization			0.33	:1	0.35	:1	0.39	:1	0.41	:1	0.44	:1

Earnings to Fixed Charges(1)			6.9x		3.3x		1.2x		5.1x		1.0x
Debt Service Coverage Ratio(2)			3.3x		3.2x		2.8x		2.9x		2.9x

Dividend Data	Nine Months Ended		Three Months Ended
	9/30/2016	9/30/2015	9/30/2016		6/30/2016		3/31/2016		12/31/2015		9/30/2015
Total Dividends Declared	$65,155	$61,510	$22,364		$22,147		$20,644		$20,493		$20,491
Common Dividend Declared per Share	$0.90	$0.90	$0.30		$0.30		$0.30		$0.30		$0.30
Payout Ratio (Core FFO basis)	67.2%	72.6%	66.7%		65.2%		71.4%		65.0%		66.7%
Payout Ratio (Core FAD basis)	82.6%	83.3%	81.1%		93.8%		73.2%		93.8%		83.3%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized. The earnings to fixed charges ratios for the three months ended September 30, 2016, June 30, 2016 and December 31, 2015 include gains on the sale of real estate of $77.6 million, $24.1 million and $59.4 million, respectively.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 8) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth 2016 vs. 2015

	Nine Months Ended September 30,			Rental Rate	Three Months Ended September 30,			Rental Rate
	2016	2015	% Change	Growth	2016	2015	% Change	Growth
Cash Basis:
Multifamily	$24,604	$23,824	3.3%	0.2%	$8,184	$8,045	1.7%	0.5%
Office	59,546	58,477	1.8%	1.1%	19,969	19,719	1.3%	0.8%
Retail	33,173	33,214	(0.1)%	3.1%	11,463	11,044	3.8%	2.5%
Overall Same-Store Portfolio (1)	$117,323	$115,515	1.6%	1.4%	$39,616	$38,808	2.1%	1.1%

GAAP Basis:
Multifamily	$24,584	$23,812	3.2%	0.1%	$8,179	$8,039	1.7%	0.5%
Office	58,792	57,423	2.4%	1.7%	19,565	19,372	1.0%	1.7%
Retail	34,204	33,946	0.8%	2.8%	11,834	11,438	3.5%	2.0%
Overall Same-Store Portfolio (1)	$117,580	$115,181	2.1%	1.6%	$39,578	$38,849	1.9%	1.5%

(1) Non same-store properties were:
Acquisitions:
Multifamily - The Wellington and Riverside Apartments
Development/Redevelopment:
Multifamily - The Maxwell
Office - Silverline Center and The Army Navy Club Building
Sold properties:
Multifamily - Country Club Towers and Munson Hill Towers
Office - Dulles Station II, Wayne Plaza, 600 Jefferson Plaza, 6110 Executive Boulevard, West Gude, 51 Monroe Street and One Central Plaza
Retail - Montgomery Village Center

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended September 30, 2016
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$13,936	$31,900	$15,404	$—	$61,240
Non same-store - acquired and in development (1)	9,784	8,746	—	—	18,530
Total	23,720	40,646	15,404	—	79,770
Real estate expenses
Same-store portfolio	5,757	12,335	3,570	—	21,662
Non same-store - acquired and in development (1)	3,998	3,504	—	—	7,502
Total	9,755	15,839	3,570	—	29,164
Net Operating Income (NOI)
Same-store portfolio	8,179	19,565	11,834	—	39,578
Non same-store - acquired and in development (1)	5,786	5,242	—	—	11,028
Total	$13,965	$24,807	$11,834	$—	$50,606

Same-store portfolio NOI (from above)	$8,179	$19,565	$11,834	$—	$39,578
Straight-line revenue, net for same-store properties	4	(347)	(188)	—	(531)
FAS 141 Min Rent	1	249	(233)	—	17
Amortization of lease intangibles for same-store properties	—	502	50	—	552
Same-store portfolio cash NOI	$8,184	$19,969	$11,463	$—	$39,616
Reconciliation of NOI to net income
Total NOI	$13,965	$24,807	$11,834	$—	$50,606
Depreciation and amortization	(12,055)	(14,971)	(3,640)	(239)	(30,905)
General and administrative	—	—	—	(4,539)	(4,539)
Interest expense	(996)	(2,218)	(205)	(9,754)	(13,173)
Other income	—	—	—	83	83
Gain on sale of real estate	—	—	—	77,592	77,592
Income tax expense	—	—	—	(2)	(2)
Net income	914	7,618	7,989	63,141	79,662
Net loss attributable to noncontrolling interests	—	—	—	12	12
Net income attributable to the controlling interests	$914	$7,618	$7,989	$63,153	$79,674
(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended September 30, 2015
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$13,616	$31,248	$14,895	$—	$59,759
Non same-store - acquired and in development (1)	5,327	12,368	789	—	18,484
Total	18,943	43,616	15,684	—	78,243

Real estate expenses
Same-store portfolio	5,577	11,876	3,457	—	20,910
Non same-store - acquired and in development (1)	2,271	4,736	192	—	7,199
Total	7,848	16,612	3,649	—	28,109

Net Operating Income (NOI)
Same-store portfolio	8,039	19,372	11,438	—	38,849
Non same-store - acquired and in development (1)	3,056	7,632	597	—	11,285
Total	$11,095	$27,004	$12,035	$—	$50,134

Same-store portfolio NOI (from above)	$8,039	$19,372	$11,438	$—	$38,849
Straight-line revenue, net for same-store properties	5	(294)	(198)	—	(487)
FAS 141 Min Rent	1	158	(250)	—	(91)
Amortization of lease intangibles for same-store properties	—	483	54	—	537
Same-store portfolio cash NOI	$8,045	$19,719	$11,044	$—	$38,808

Reconciliation of NOI to net income
Total NOI	$11,095	$27,004	$12,035	$—	$50,134
Depreciation and amortization	(7,905)	(17,487)	(3,708)	(249)	(29,349)
General and administrative	—	—	—	(4,911)	(4,911)
Interest expense	(2,464)	(3,003)	(227)	(8,792)	(14,486)
Other income	—	—	—	163	163
Acquisition costs	—	—	—	(929)	(929)
Income tax expense	—	—	—	(42)	(42)
Net income (loss)	726	6,514	8,100	(14,760)	580
Net income attributable to noncontrolling interests	—	—	—	67	67
Net income (loss) attributable to the controlling interests	$726	$6,514	$8,100	$(14,693)	$647
(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Net Operating Income (NOI) by Region

	Percentage of NOI
	Q3 2016	YTD 2016
DC
Multifamily	5.6%	5.6%
Office	23.0%	23.8%
Retail	1.4%	1.5%
	30.0%	30.9%
Maryland
Multifamily	2.3%	2.4%
Office	4.8%	8.6%
Retail	14.7%	14.4%
	21.8%	25.4%
Virginia
Multifamily	19.7%	16.9%
Office	21.2%	19.9%
Retail	7.3%	6.9%
	48.2%	43.7%

Total Portfolio	100.0%	100.0%

Same-Store Portfolio and Overall Physical Occupancy Levels by Sector

	Physical Occupancy - Same-Store Properties (1), (2)
Sector	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Multifamily (calculated on a unit basis)	96.4%	95.1%	95.3%	94.4%	93.5%

Multifamily	95.6%	94.8%	94.5%	94.3%	93.2%
Office	92.3%	91.7%	91.2%	91.0%	90.8%
Retail	95.6%	92.1%	91.2%	91.5%	95.4%

Overall Portfolio	94.2%	92.7%	92.1%	92.1%	92.9%

	Physical Occupancy - All Properties (2)
Sector	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Multifamily (calculated on a unit basis)	94.5%	94.7%	95.2%	93.9%	92.6%

Multifamily	94.2%	94.4%	94.5%	93.4%	92.3%
Office	90.5%	87.5%	87.8%	87.6%	87.8%
Retail	95.6%	92.1%	91.2%	91.5%	94.4%

Overall Portfolio	93.2%	91.1%	90.6%	90.2%	90.7%

(1) Non same-store properties were:
Acquisitions:
Multifamily - The Wellington and Riverside Apartments
Development/Redevelopment:
Multifamily - The Maxwell
Office - Silverline Center and The Army Navy Club Building
Sold properties:
Multifamily - Munson Hill Towers
Office - Dulles Station II, Wayne Plaza, 600 Jefferson Plaza, 6110 Executive Boulevard, West Gude, 51 Monroe Street and One Central Plaza
Retail - Montgomery Village Center

(2) Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period, except for the rows labeled "Multifamily (calculated on a unit basis)," on which physical occupancy is calculated as occupied units as a percentage of total available units as of the last day of that period.

Same-Store Portfolio and Overall Economic Occupancy Levels by Sector

	Economic Occupancy - Same-Store Properties(1)
Sector	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Multifamily	96.1%	95.5%	94.4%	94.5%	95.0%
Office	92.1%	91.1%	90.0%	91.6%	91.4%
Retail	91.8%	89.3%	89.7%	92.0%	93.5%

Overall Portfolio	93.0%	91.7%	90.9%	92.4%	92.8%

	Economic Occupancy - All Properties
Sector	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Multifamily	94.6%	95.3%	93.9%	93.2%	92.7%
Office	89.5%	86.6%	86.9%	88.3%	87.7%
Retail	91.8%	89.3%	89.7%	91.1%	92.3%

Overall Portfolio	91.5%	89.3%	89.0%	90.0%	89.8%

(1) Non same-store properties were:
Acquisitions:
Multifamily - The Wellington and Riverside Apartments
Development/Redevelopment:
Multifamily - The Maxwell
Office - Silverline Center and The Army Navy Club Building
Sold properties classified as continuing operations:
Multifamily - Munson Hill Towers
Office - Dulles Station II, Wayne Plaza, 600 Jefferson Plaza, 6110 Executive Boulevard, West Gude, 51 Monroe Street and One Central Plaza
Retail - Montgomery Village Center

Acquisition and Disposition Summary

Acquisition Summary
	Location	Acquisition Date	Property type	# of units	9/30/2016 Leased Percentage	Investment (in thousands)
Riverside Apartments	Alexandria, VA	May 20, 2016	Multifamily	1,222	95.7%	$244,750

Disposition Summary
	Location	Disposition Date	Property Type	Square feet	Contract Sales Price	GAAP Gain
Maryland Office Portfolio, Transaction II	various	September 22, 2016	Office	491,000	$128,500	$77,592
Maryland Office Portfolio, Transaction I	various	June 27, 2016	Office	692,000	111,500	23,585
Dulles Station, Phase II (1)	Herndon, VA	May 26, 2016	Office	N/A	12,100	527

(1) Land held for future development and an interest in a parking garage.

Development/Re-development Summary

Property and Location	Total Rentable Square Feet or # of Units	Anticipated Total Cost (in thousands)	Cash Cost to Date	Anticipated Construction Completion Date	Leased %
Development Summary
The Trove, Arlington, VA	401 units	$124,287	$17,336	third quarter 2019	N/A

Re-development Summary
The Army Navy Club Building (1), Washington DC	108,000 square feet	$4,045	$595	first quarter 2017	50%
Spring Valley Village	7,200 additional square feet	$6,000	$913	fourth quarter 2017	N/A

(1) This re-development project primarily consists of adding amenities, to include a lounge and conference center with access to the rooftop and a renovated penthouse, and upgrading the building's lobby and other common areas.

Commercial Leasing Summary - New Leases

	3rd Quarter 2016		2nd Quarter 2016		1st Quarter 2016		4th Quarter 2015		3rd Quarter 2015
Gross Leasing Square Footage
Office Buildings	60,538		28,154		32,249		220,374		93,389
Retail Centers	1,342		6,313		11,777		—		74,102
Total	61,880		34,467		44,026		220,374		167,491
Weighted Average Term (years)
Office Buildings	6.4		6.1		7.7		6.5		6.8
Retail Centers	8.3		8.0		9.8		0.0		10.2
Total	6.4		6.5		8.3		6.5		8.3
Weighted Average Free Rent Period (months) (1)
Office Buildings	6.1		5.9		7.5		7.1		12.8
Retail Centers	3.9		1.2		7.6		0.0		2.7
Total	6.1		5.3		7.5		7.1		9.0

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$39.31	$39.01	$34.80	$35.43	$30.91	$31.78	$32.57	$33.76	$27.72	$28.67
Retail Centers	43.67	46.15	28.92	29.11	11.93	12.04	—	—	22.32	22.77
Total	$39.40	$39.17	$33.73	$34.27	$25.83	$26.50	$32.57	$33.76	$25.33	$26.06

Rate on new leases
Office Buildings	$44.06	$40.80	$39.83	$37.09	$40.60	$36.84	$39.45	$36.62	$36.46	$33.53
Retail Centers	60.89	55.00	28.13	26.45	16.22	14.45	—	—	27.61	26.14
Total	$44.42	$41.10	$37.69	$35.14	$34.08	$30.85	$39.45	$36.62	$32.55	$30.26

Percentage Increase
Office Buildings	12.1%	4.6%	14.5%	4.7%	31.4%	15.9%	21.1%	8.5%	31.6%	17.0%
Retail Centers	39.4%	19.2%	(2.7)%	(9.1)%	35.9%	20.0%	—%	—%	23.7%	14.8%
Total	12.7%	4.9%	11.8%	2.5%	31.9%	16.4%	21.1%	8.5%	28.5%	16.1%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$2,682,882	$44.32	$1,356,810	$48.19	$1,571,632	$48.73	$13,946,572	$63.29	$4,775,584	$51.14
Retail Centers	—	—	111,840	17.72	203,276	17.26	—	—	5,220,923	70.46
Subtotal	$2,682,882	$43.36	$1,468,650	$42.61	$1,774,908	$40.31	$13,946,572	$63.29	$9,996,507	$59.68
Leasing Commissions (1)
Office Buildings	$890,195	$14.70	$375,882	$13.35	$505,349	$15.67	$3,165,371	$14.36	$1,173,511	$12.57
Retail Centers	39,380	29.34	80,461	12.75	103,983	8.83	—	—	1,212,567	16.36
Subtotal	$929,575	$15.02	$456,343	$13.24	$609,332	$13.84	$3,165,371	$14.36	$2,386,078	$14.25
Tenant Improvements and Leasing Commissions
Office Buildings	$3,573,077	$59.02	$1,732,692	$61.54	$2,076,981	$64.40	$17,111,943	$77.65	$5,949,095	$63.71
Retail Centers	39,380	29.34	192,301	30.47	307,259	26.09	—	—	6,433,490	86.82
Total	$3,612,457	$58.38	$1,924,993	$55.85	$2,384,240	$54.15	$17,111,943	$77.65	$12,382,585	$73.93
(1) In prior quarters we disclosed leasing commissions and incentives (i.e. free rent) in the aggregate. In the interest of providing more granular data regarding our leasing costs, we are disclosing leasing commissions and free rent separately. We continue to disclose leasing commissions in terms of both total dollars and costs per square foot. We are disclosing free rent costs in terms of weighted average months of free rent per lease. Prior quarters have been recasted to conform with the current quarter's presentation.

Commercial Leasing Summary - Renewal Leases

	3rd Quarter 2016		2nd Quarter 2016		1st Quarter 2016		4th Quarter 2015		3rd Quarter 2015
Gross Leasing Square Footage
Office Buildings	151,722		30,787		193,275		42,033		191,599
Retail Centers	74,535		9,076		27,243		32,594		53,415
Total	226,257		39,863		220,518		74,627		245,014
Weighted Average Term (years)
Office Buildings	3.7		4.6		7.1		6.6		2.8
Retail Centers	4.7		6.3		11.6		3.3		4.4
Total	4.0		5.0		7.6		5.1		3.1
Weighted Average Free Rent Period (months) (1)
Office Buildings	2.4		4.4		7.9		4.8		0.7
Retail Centers	—		0.7		5.1		—		0.1
Total	1.8		3.3		7.5		3.2		0.6

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$35.85	$36.37	$30.13	$31.53	$36.53	$38.93	$35.61	$37.12	$35.23	$37.43
Retail Centers	25.03	25.28	32.56	47.14	24.53	26.67	21.30	22.56	23.21	23.72
Total	$32.28	$32.72	$30.69	$35.08	$35.04	$37.42	$29.36	$30.76	$32.61	$34.44

Rate on new leases
Office Buildings	$42.20	$40.38	$34.42	$32.44	$40.55	$37.12	$37.01	$34.12	$31.37	$30.29
Retail Centers	27.61	26.58	41.78	46.62	41.49	35.39	25.08	23.50	26.63	26.10
Total	$37.39	$35.84	$36.10	$35.67	$40.66	$36.90	$31.80	$29.49	$30.34	$29.38

Percentage Increase
Office Buildings	17.7%	11.0%	14.2%	2.9%	11.0%	(4.7)%	3.9%	(8.1)%	(11.0)%	(19.1)%
Retail Centers	10.3%	5.1%	28.3%	(1.1)%	69.2%	32.7%	17.8%	4.2%	14.7%	10.0%
Total	15.8%	9.5%	17.6%	1.7%	16.0%	(1.4)%	8.3%	(4.1)%	(7.0)%	(14.7)%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$2,243,523	$14.79	$153,365	$4.98	$6,945,781	$35.94	$1,580,078	$37.59	$580,967	$3.03
Retail Centers	—	—	—	—	626,200	22.99	—	—	36,540	0.68
Subtotal	$2,243,523	$9.92	$153,365	$3.85	$7,571,981	$34.34	$1,580,078	$21.17	$617,507	$2.52
Leasing Commissions (1)
Office Buildings	$780,080	$5.14	$198,223	$6.44	$2,801,717	$14.50	$443,229	$10.54	$464,150	$2.41
Retail Centers	124,121	1.67	74,824	8.24	394,380	14.48	59,302	1.82	104,730	1.96
Subtotal	$904,201	$4.00	$273,047	$6.85	$3,196,097	$14.49	$502,531	$6.73	$568,880	$2.31
Tenant Improvements and Leasing Commissions
Office Buildings	$3,023,603	$19.93	$351,588	$11.42	$9,747,498	$50.44	$2,023,307	$48.13	$1,045,117	$5.44
Retail Centers	124,121	1.67	74,824	8.24	1,020,580	37.47	59,302	1.82	141,270	2.64
Total	$3,147,724	$13.92	$426,412	$10.70	$10,768,078	$48.83	$2,082,609	$27.90	$1,186,387	$4.83
(1) In prior quarters we disclosed leasing commissions and incentives (i.e. free rent) in the aggregate. In the interest of providing more granular data regarding our leasing costs, we are disclosing leasing commissions and free rent separately. We continue to disclose leasing commissions in terms of both total dollars and costs per square foot. We are disclosing free rent costs in terms of weighted average months of free rent per lease. Prior quarters have been recasted to conform with the current quarter's presentation.

10 Largest Tenants - Based on Annualized Commercial Income
September 30, 2016

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Commercial Income	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	51	6.19%	210,354	3.83%
Advisory Board Company	2	32	4.13%	199,878	3.64%
Engility Corporation	1	12	2.95%	134,126	2.44%
Capital One	1	66	2.81%	136,556	2.48%
Squire Patton Boggs (USA) LLP (1)	1	7	2.78%	110,566	2.01%
Booz Allen Hamilton, Inc.	1	112	2.58%	222,989	4.06%
Epstein, Becker & Green, P.C.	1	147	1.54%	55,318	1.01%
Alexandria City School Board	1	152	1.36%	84,693	1.54%
Hughes Hubbard & Reed LLP	1	17	1.34%	53,208	0.97%
Morgan Stanley Smith Barney Financing	1	53	1.16%	49,395	0.90%
Total/Weighted Average		62	26.84%	1,257,083	22.88%

(1) The spaced leased to Squire Patton Boggs (USA) LLP is currently subleased to Advisory Board Company, who has signed an extension to make the lease coterminous with the remaining Advisory Board Company leases expiring on May 31, 2019.

Industry Diversification
September 30, 2016

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Office:
Professional, Scientific, and Technical Services	$61,189,674	48.06%	1,683,820	50.91%
Finance and Insurance	21,944,430	17.23%	481,340	14.55%
Other Services (except Public Administration)	12,116,628	9.52%	304,639	9.21%
Information	7,878,273	6.19%	191,434	5.79%
Health Care and Social Assistance	5,040,861	3.96%	149,949	4.53%
Wholesale Trade	4,466,277	3.51%	103,177	3.12%
Educational Services	4,452,864	3.50%	140,917	4.26%
Administrative and Support and Waste Management and Remediation Services	2,123,473	1.67%	48,891	1.48%
Public Administration	2,069,409	1.63%	41,968	1.27%
Real Estate and Rental and Leasing	1,821,467	1.43%	44,132	1.33%
Accommodation and Food Services	1,480,061	1.16%	34,771	1.05%
Construction	871,891	0.68%	27,363	0.83%
Other	1,875,454	1.46%	55,351	1.67%
Total	$127,330,762	100.00%	3,307,752	100.00%

Retail:
Wholesale Trade	$28,446,715	58.96%	1,541,393	71.69%
Accommodation and Food Services	7,270,508	15.07%	233,372	10.85%
Finance and Insurance	4,116,897	8.53%	54,899	2.55%
Other Services (except Public Administration/Government)	3,294,766	6.83%	100,966	4.70%
Arts, Entertainment, and Recreation	1,960,747	4.06%	115,586	5.38%
Health Care and Social Assistance	1,190,234	2.47%	31,602	1.47%
Manufacturing	502,322	1.04%	17,547	0.82%
Educational Services	422,188	0.87%	25,598	1.19%
Information (Broadcasting, Publishing, Telecommunications)	354,305	0.73%	8,347	0.39%
Other	692,921	1.44%	20,740	0.96%
Total	$48,251,603	100.00%	2,150,050	100.00%

Lease Expirations
September 30, 2016

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent (1)	Average Rental Rate	Percent of Annualized Rent (1)
Office:
2016	11	40,154	1.14%	$1,578,306	$39.31	1.03%
2017	51	432,843	12.25%	17,571,662	40.60	11.47%
2018	45	280,219	7.93%	11,885,227	42.41	7.76%
2019	57	592,344	16.76%	23,475,382	39.63	15.32%
2020	43	411,272	11.64%	19,913,473	48.42	13.00%
2021 and thereafter	200	1,776,877	50.28%	78,802,207	44.35	51.42%
	407	3,533,709	100.00%	$153,226,257	43.36	100.00%
Retail:
2016	3	16,978	0.78%	$505,140	$29.75	0.95%
2017	41	228,432	10.49%	6,540,380	28.63	12.29%
2018	36	333,599	15.32%	4,813,345	14.43	9.04%
2019	33	160,133	7.35%	4,539,780	28.35	8.53%
2020	39	432,969	19.89%	7,681,963	17.74	14.43%
2021 and thereafter	136	1,005,089	46.17%	29,138,612	28.99	54.76%
	288	2,177,200	100.00%	$53,219,220	24.44	100.00%
Total:
2016	14	57,132	1.00%	$2,083,446	$36.47	1.01%
2017	92	661,275	11.58%	24,112,042	36.46	11.68%
2018	81	613,818	10.75%	16,698,572	27.20	8.09%
2019	90	752,477	13.18%	28,015,162	37.23	13.57%
2020	82	844,241	14.78%	27,595,436	32.69	13.37%
2021 and thereafter	336	2,781,966	48.71%	107,940,819	38.80	52.28%
	695	5,710,909	100.00%	$206,445,477	36.15	100.00%

(1) Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties
September 30, 2016

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Office Buildings
515 King Street	Alexandria, VA	1992	1966	75,000
Courthouse Square	Alexandria, VA	2000	1979	118,000
Braddock Metro Center	Alexandria, VA	2011	1985	348,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	169,000
Fairgate at Ballston	Arlington, VA	2012	1988	143,000
Monument II	Herndon, VA	2007	2000	208,000
925 Corporate Drive	Stafford, VA	2010	2007	134,000
1000 Corporate Drive	Stafford, VA	2010	2009	136,000
Silverline Center	Tysons, VA	1997	1972/1986/1999/2014	545,000
John Marshall II	Tysons, VA	2011	1996/2010	223,000
1901 Pennsylvania Avenue	Washington, DC	1977	1960	102,000
1220 19th Street	Washington, DC	1995	1976	103,000
1776 G Street	Washington, DC	2003	1979	265,000
2000 M Street	Washington, DC	2007	1971	231,000
2445 M Street	Washington, DC	2008	1986	290,000
1140 Connecticut Avenue	Washington, DC	2011	1966	183,000
1227 25th Street	Washington, DC	2011	1988	136,000
Army Navy Club Building	Washington, DC	2014	1912/1987	108,000
1775 Eye Street	Washington, DC	2014	1964	186,000
Subtotal				3,703,000

Schedule of Properties (continued)
September 30, 2016

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Retail Centers
Bradlee Shopping Center	Alexandria, VA	1984	1955	171,000
Shoppes of Foxchase	Alexandria, VA	1994	1960/2006	134,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	46,000
Concord Centre	Springfield, VA	1973	1960	76,000
Gateway Overlook	Columbia, MD	2010	2007	220,000
Frederick County Square	Frederick, MD	1995	1973	227,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	331,000
Olney Village Center	Olney, MD	2011	1979/2003	199,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	145,000
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	150,000
Wheaton Park	Wheaton, MD	1977	1967	74,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	50,000
Spring Valley Village	Washington, DC	2014	1941/1950	78,000
Subtotal				2,329,000

Schedule of Properties (continued)
September 30, 2016

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET (1)
Multifamily Buildings / # units
Clayborne / 74	Alexandria, VA	2008	2008	60,000
Riverside Apartments / 1,222	Alexandria, VA	2016	1971	1,266,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Bennett Park / 224	Arlington, VA	2007	2007	214,000
The Paramount / 135	Arlington, VA	2013	1984	141,000
The Maxwell / 163	Arlington, VA	2014	2014	139,000
The Wellington / 711	Arlington, VA	2015	1960	842,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	225,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003	157,000
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	178,000
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000
Yale West / 216	Washington, DC	2014	2011	238,000
Subtotal (4,480 units)				4,345,000
TOTAL				10,377,000
(1) Multifamily buildings are presented in gross square feet.

Supplemental Definitions
September 30, 2016

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, casualty gain, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Economic occupancy is calculated as actual real estate rental revenue recognized for the period indicated as a percentage of gross potential real estate rental revenue for that period. We determine gross potential real estate rental revenue by valuing occupied units or square footage at contract rates and vacant units or square footage at market rates for comparable properties. We do not consider percentage rents and expense reimbursements in computing economic occupancy percentages.

NAREIT Funds from operations ("NAREIT FFO") is defined by National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”) excluding gains (or losses) associated with sales of property, impairment of depreciable real estate and real estate depreciation and amortization. We consider NAREIT FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that NAREIT FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. NAREIT FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting NAREIT FFO for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) expenses related to acquisition and structuring activities, (3) executive transition costs and severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from NAREIT FFO, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from NAREIT FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream (excluding items contemplated prior to acquisition or associated with development / redevelopment of a property) and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles, (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a performance measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) non-share-based severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from FAD, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary performance measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Net Operating Income (“NOI”) is a non-GAAP measure defined as real estate rental revenue less real estate expenses. NOI is calculated as net income, less non-real estate revenue and the results of discontinued operations (including the gain on sale, if any), plus interest expense, depreciation and amortization, general and administrative expenses, acquisition costs, real estate impairment, casualty gains and losses, and gain or loss on extinguishment of debt. We also present NOI on a cash basis ("Cash NOI") which is calculated as NOI less the impact of straightlining of rent and amortization of market intangibles. We provide NOI as a supplement to net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. It is the primary performance measure we use to assess the results of our operations at the property level.

Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period. Multifamily unit basis physical occupancy is calculated as occupied units as a percentage of total units as of the last day of that period.

Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Same-store portfolio properties include all stabilized properties that were owned for the entirety of the current and prior reporting periods, and exclude properties under redevelopment or development and properties purchased or sold at any time during the periods being compared. We define redevelopment properties as those for which we expect to spend significant development and construction costs on existing or acquired buildings pursuant to a formal plan which has a current impact on operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. Redevelopment and development properties are included in the same-store pool upon completion of the redevelopment or development, and the earlier of achieving 90% occupancy or two years after completion.

Same-store portfolio net operating income (NOI) growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.